                                   EXHIBIT 10.23
                                   -------------
                                   MID CITY BANK
                               OMAHA, NEBRASKA 68108
                    NOTE, SECURITY AGREEMENT AND FINANCING STATEMENT
                THE FOLLOWING DISCLOSURES ARE MADE IN COMPLIANCE WITH
                             THE TRUTH IN LENDING ACT


Name  STEER ENTERPRISE                                  Loan No. 54256-50
     -----------------                                          ---------
Name Gregory S. Cutchall                                Date     10-2,   1996
    --------------------                                    -----------  ----
Address                                                 Maturity  10-2   2003
       -----------------                                        -------  ----
City                                                  Loan Amount *120,000.00*
       -----------------                                         -------------

I (Customer(s)) acknowledge that this Note covers my loan with Mid City Bank ("Bank", "You"). By signing below, I indicate that I have read and agree to the terms of this loan. I promise to pay to the Bank, Farnam at Forty-Second, Omaha, Nebraska, or at any of its offices, or at such other place as you may tell me:

One hundred twenty thousand and no/100--------Dollars ($120,000.00)
----------------------------------------------          -----------

Until I have done so, I will also pay you simple interest from 10-2-96 , on the unpaid balance of my loan at the yearly simple interest rate of * 9.75 %.
                                                                     ------
I will pay you just as my payment schedule is filled in below in my loan disclosure, with my last payment, I will pay everything also due under this Note unless the Variable Rate option is checked and then I will pay as stated in the Disclosure below. You may apply my payments first to interest, and then to my principal.

                              THE BANK'S DISCLOSURES TO CUSTOMER

-----------------------------------------------------------------------------------------------------------------
ANNUAL PERCENTAGE RATE*         FINANCE CHARGE           AMOUNT FINANCED            TOTAL  OF PAYMENTS
The cost of my credit at       The dollar amount the    The amount of my credit    The amount I will have paid
a yearly rate                  credit will cost me      provided to me or on my    after I have made all payments
                                                        behalf                     as scheduled
9.75%                           $ 46,058.76              $ 120,000.00               $ 166,058.76
-------                         -----------              ------------               ------------
-----------------------------------------------------------------------------------------------------------------

*THE ANNUAL PERCENTAGE RATE DISCLOSED ABOVE:

/X/  Is a fixed rate for the life of my loan.

/ / May change. This obligation has a variable rate feature. Such rate shall be adjusted on the 15th day of each month to Mid City Bank's consumer base rate plus____%. The consumer base rate is determined by the Bank and is based on consideration of business and economic times, and is not tied to any specific index. Presently the rate on this loan is____%. However, in spite of these provisions, I understand that the interest rate on my loan will not fall below____% not exceed____% during the term of my loan. Any change in the rate will result in:

     / / an increase or decrease in the total amount due at maturity, if due to an in rate an additional amount is left owing at maturity, the balance will be paid in consecutive installments equal to the regular scheduled installments until paid in full.

         (ex.) if my loan is for $_________at____% for___ months and the rate increased to____% in___months, I would have to make____ additional payments and a final payment of $_________.

     / / an increase or decrease in my regular scheduled monthly installments.

         (ex.) if my loan is for $_________at____% for___ months and the rate increased to____% in___months, my regular payments would increase by $__________to $_________ per installment.

MY PAYMENT SCHEDULE WILL BE:

Number of Payments     Amount of Payments
------------------     -------------------
     84                    1,976.89
------------------     -------------------

When my Payments are Due

/X/ Monthly  / / Quarterly  / / Semi-Annually  / / Annually  Beginning 11-2-96
                                                                       -------
                                                                        (Date)
/ / at the maturity date of
                           ------------

SECURITY: To assure you that I will pay and do everything else I have promised in this Note, I am giving you a Security Interest in:
ALL ACCOUNTS, INVENTORY, EQUIPMENT NOW OWNED OR HEREAFTER ACQUIRED BY
DEBTOR, INCLUDING ALL ATTACHMENTS, ACCESSIONS, ADDITIONS, SUBSTITUTIONS, REPLACEMENTS THEREOF, ALONG WITH TOOLS, PARTS AND SUPPLIES NOW OWNED OR HEREAFTER ACQUIRED INCLUDING, BUT NOT LIMITED TO ALL EQUIPMENT ON THE ATTACHED EXHIBIT "A".
/X/ If elected here, specific collateral is listed and described on an attached schedule and made a part of this Note by this reference.
                   Security agreement dated 10/2/96,  UCC #         filed
FILING FEES $  10.50    .
             ----------

PREPAYMENT. If I pay off early, I will not have to pay a penalty, except I agree to pay a minimum interest charge of $ 7.50 .
                                           -------
If I have credit insurance I will receive a refund of the unearned premium figured using the rule of 78's. You do not have to make a refund if is less than $1.00.
LATE CHARGE. If a payment is late by 15 days, I will pay a late charge of 5% of the installment payment or 55.00 whichever is less.
I can see my contract documents for additional information about nonpayment, default any required repayment in full before the scheduled date.

AND PREPAYMENT REFUNDS AND PENALTIES.
I have the right at this time to receive an itemization of the Amount Financed
/ / I want an itemization     /X/ I do not want an itemization
-------------------------------------------------------------------------------
                                   INSURANCE
--------------------------------------------------------------------------------
CREDIT LIFE AND DISABILITY INSURANCE is not required to obtain this loan. No charge is made for credit insurance and no credit insurance is provided unless the borrower signs the appropriate request below:
(a) The cost for Credit Life insurance will be

     $______________ for the term of the credit for applicant or

     $______________ for joint with co-applicant.
(b) The cost for Disability Insurance will be

     $______________ for the term of the credit (applicant only)

Property insurance, if written in connection with a secured transaction, may be obtained by customers through any duly licensed insurance Agent or Broker of their choice, subject only to Bank's right to refuse to accept any insurer offered by customers, for reasonable cause, if this a variable interest rate loan. I understand that Credit Life insurance benefits may not pay off the total amount I owe even though all payments are current at my death, in case of disability the benefits of the insurance may not cover payment of all the installments.

/ / I desire Credit Life Insurance only
/ / I desire Credit Life and Disability Insurance
/ / I desire Disability Insurance

-----------------------------------------------
              Applicant

-----------------------------------------------
            Co-Applicant
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
TYPE OF LOAN IS:                          PURPOSE OF LOAN IS:
/ / Personal                              Purchase equipment for
/X/ Business                              Bum Steer Restaurant
/ /                                       at 11111 Emment St. in
   -------------                          Omaha, Ne.
-----------------------------------------------------------------------------
                      ACKNOWLEDGEMENT OF RECEIPT OF DISCLOSURES
I acknowledge that this Note was executed and delivered on the date first written above; that the Note was complete with all blanks and appropriate boxes filled in prior to my signing the Note and that I received an exact copy of this Note. I acknowledge that this Note is subject to the additional terms and conditions on the REVERSE SIDE which are made part of this contract by reference.
------------------------------------------------------------------------------
(Corporations or Partnerships Sign Below)         (Individuals Sign Below)

   Steer Enterprises Inc.                   Debtor  /s/ Greg Cutchall
-----------------------------------------          --------------------------
Name of Corporation or Partnership                 Greg Cutchall Personally

By: /s/ Greg Cutchall Pres.                 Debtor  /s/ Tamara B. Cutchall
   --------------------------------------          --------------------------
      Greg Cutchall, President                     Tamara B. Cutchall Personally

By:                                         Debtor
   --------------------------------------          --------------------------

Address:                                    Debtor
        ---------------------------------          --------------------------

For purposes of filing as a financing statement this Note, Security Agreement
and Financing Statement accepted   MID CITY BANK INC.

SECURED       UNSECURED     10-2     , 19 96    By:  /s/ Illegible
 XX                      ------------     --       ---------------------------
                                                   Farnam at 42nd Street,
                                                   Omaha, Nebraska 68108

                                                   Form MCB 88/6-30

            ADDITIONAL TERMS OF THIS NOTE AND SECURITY AGREEMENT

PRESERVATION OF THE PROPERTY

MUSTS
(a) I must keep the Property in good condition and repair, the way it is now, and shelter it and protect it against loss, damage or deterioration.
(b) I must license, register, use and control the Property as the law requires I must pay all license and registration fees before they are overdue.
(c) I must give you all legal ownership certificates, which will show me as the legal owner.
(d) I must show you the Property and let you look it over any time you want.
(e) I must let you know right away of any change of address or storage place of the Property.
(f) I must let you know right away if the Property is damaged or destroyed.

MUST NOTS
(a) I must not damage or destroy the Property or use it in any way that tends to do so,
(b) I must not remove the property from this state without your permission.
(c) I must not use the Property for any unlawful purpose (such as illegally transporting or concealing liquor, drugs, narcotics or any other kind of contraband), or for racing competition of any type, or for military purposes.
(d) I must not operate or use the Property if not permitted to do so under the property insurance policies required in this Note or under any law.
(e) I must not abandon, give possession of, sell or transfer the Property or any right to it to anyone without prior written consent from you.

I will not let anyone else do any of those things either. Your consent that is referred to in subparagraph (e), immediately above, may be subject to any condition that you may choose to impose, including partial prepayment of unpaid amounts.

OTHER CLAIMS. By signing this Note I am representing to you that I am the owner of the Property and have complete and total control of it. No one other than myself has any claim of any kind to the Property, excluding a first mortgage on my real estate property, if any. No financing statement showing any secured party other than myself and covering any of the Property is on file in any public office.

(a) I must keep the Property free from, and if necessary defend it in court against all claims from everyone else but you and people to whom you approve
(b) I must help prepare and sign any financing statements or other documents and do anything else you may ask of me to carry out this Note and to protect your security interests against the claims of anyone else. The information that I am giving to be put in such financing statements and other documents must be true.
(c) I must pay before they are overdue, all taxes, bills for repairs or storage and other liens, security interests and charges of any kind, on the Property or any interest in it or for its use or operation.
(d) I must not do anything or let anything happen which will make or let the Property become subject to any claim liable to seizure in bankruptcy or or otherwise, or which will impair your interest in it.

INSURANCE. I must keep the Property insured for actual cost value against all hazards you want me to. I must pay all insurance premiums before they are overdue. The insurance will be payable to you as well as to me until this
Note is fully paid. I will enforce each policy and pay all insurance proceeds. You won't have to do that, but you may if you want to. I must use all insurance proceeds to repair or replace the Property or to pay this Note, whatever you say. All policies must provide that the insurance company will give the bank ten (10) days written notice before the policy is cancelled.

YOUR EXPENDITURES. If you want to, you may pay any thing that I am required to pay in the paragraphs above. You may pay for insurance on the Property. You may pay for the maintenance and preservation of the Property. You may make any advance or incur any expenses or do anything else that seems to you like a good idea to protect you security under this Note (whether or not the charge you pay is valid) You will not have to do any of those things, however.

REIMBURSEMENT. When you demand, I must repay you everything you have paid or advanced under the previous paragraph. You may, if you want to treat any amount which is mentioned in this paragraph, and which I do not pay, as a delinquent installment, or you may add it to my balance. If you add it to my balance I will have to pay interest on it at the current Annual Percentage Rate of this Note until it is paid. My monthly installments may be increased to provide for payment of the additional amount and the additional finance charge.

SET OFF. Except as limited by law, you may set off and deduct any amount due under this Note from anything you owe me (such as the balance in my checking and savings accounts), but you do not have to do so. You may do this without prior notice.

THIS MEANS THAT IF I DO NOT PAY YOU AND KEEP MY OTHER PROMISES I RISK LOSING WHAT YOU OWE ME, AS WELL AS THE PROPERTY.

DEFAULT. I will be in default under this Note if
(a) any statement about myself or my financial condition that I have made to you in this Note or any place else is false: or
(b) I do not pay you something I owe to you under this Note or something else I owe to you, or
(c) I do not provide to you an annual financial statement when you request one, or
(d) I do not keep some other promise or agreement I have made to you in this Note or in an agreement or instrument securing this Note, or
(e) the payment due date of any other debt I owe to you or anyone else is accelerated; or
(f) any of the following things happens to me; death, dissolution, termination of existence, failure to pay any of my debts as the come due, appointment of or taking possession by a receiver or other custodian of any of my property or the commencement of a case under the Federal Bankruptcy Laws by or against me as a debtor.

THINGS YOU HAVE THE RIGHT TO DO TO PROTECT YOURSELVES IF I DEFAULT. If I am in default under this Agreement for a period of 10 days, you shall have the obligation of providing me with a notice of such default, and I shall have a period of 20 days after that notice to cure the default by giving you the amount of all unpaid sums due at the time of the tender, without acceleration, plus any unpaid charges, or by performing any other necessary actions to cure the default. If I cure the default within the 20 day period, you shall restore my rights under this Note and Security Agreement as though the default had not occurred. I understand that this right to cure is available to me only one time during the term of this agreement, and only if this agreement provides for a security interest in personal property. I understand that I may voluntarily surrender possession of any goods which are collateral for this Note, and that you may enforce any security interest in the goods at any time after default. If I do not cure the transaction within the 20 day period after receipt of notice, or if I have not voluntarily surrendered possession of the goods which are collateral for this Note, you can do the following things:
(a) You can require me to assemble the Property and make it available to you anywhere you say which is reasonably convenient to both of us. I agree that your branch nearest my address written on the face of this Note is reasonably convenient to me.
(b) You may repossess the Property wherever you find it, without giving me advanced notice or making any demand or having any court hearing in order to do that you may lawfully and peaceably by yourselves enter any place where the Property is kept and take it if you give notice and have a court hearing you can do it with the help of the courts. I will not hold you responsible for anything left in or on the Property or attached to it when you repossess and remove the Property.
(c) You shall have all the rights and remedies of a secured party under the Nebraska Uniform Commercial Code or any other applicable law except as those rights and remedies are changed by this Note. All of your rights and remedies will be cumulative. You won't have to make any exclusive choices among them.
(d) You can cancel insurance purchased under this Note, and you will have no liability for anything that happens that would otherwise have been covered by the canceled insurance.
(e) You may sell the Property to a wholesaler or retailer, and I agree that such a sale is commercially reasonable. You are not restricted, however, from using other resale procedures or selling to persons other than those described herein.
(f) I will be liable for any unpaid difference between the net amount you receive from the sale of the Property or any part of it that you dispose of and the unpaid amount of my debt. If you sell or otherwise dispose of the Property without giving me the notice that the Nebraska Uniform Commercial Code requires I will have the remedies expressly stated in Section S-607(1) of the Nebraska Uniform Commercial Code, but that's all. Your right to recover the unpaid difference from me shall not be forfeited.
(g) Before or after selling the Property you can go to court and get a judgment against me for the then unpaid amount of my debt plus accrued interest. Then you can collect the judgment by having the sheriff seize and sell any non-exempt real or personal property of mine or by garnishing any non-exempt wages or other amounts that other people owe me. If you haven't already sold the Property you can sell it then, if you are still not paid off.

THIS MEANS THAT IF I DO NOT PAY YOU AND KEEP MY OTHER PROMISES I RISK LOSING THE PROPERTY ALTOGETHER.

COLLECTION COSTS. If you have to hire an attorney to help you collect my loan I must pay a reasonable attorney fee. If you have to file suit, I must pay court costs, whether or not you hire an attorney.

NOTICE. I agree that you shall have given me notice if you mail the notice to me, postage prepaid, at my address as it appears herein, or to any other address that I give to you in writing, or to my last address known to you.

TIME. It is essential that I make my payments and keep all of my promises under this Note on time.

WAIVERS. I agree and everyone signing for me as a guarantor also agrees to be liable for the repayment of this Note, even if you do not give me notices such as demand, presentment, notice of dishonor and protest or follow all of the legal procedures which you might be required to follow in the absence of this waiver. In addition I will have to pay the loan even if you or someone else repeatedly agree to renew or extend it for any length of time, revise its terms or release security. I consent to any extension of time or other break that you give me that in any way impairs or suspends your remedies or rights. You shall not waive any of your rights under this Note by giving me or someone else a break. No waiver, consent or approval by you of change or amendment of this Note shall be effective unless it is in writing and you have signed it.

JOINT AND SEVERAL. I agree, and everyone signing for me as a guarantor also agrees, to be liable to you jointly, and each of us will also be liable to you individually for the loan and other obligations under this Note. You may require that any one of us pay the whole loan without asking anyone else to pay. You may sue any one or more of us without giving up any of your rights against the others. This Note is also binding up the heirs and personal representatives in probate of all signers and upon any one to whom any signer assigns his assets or who succeeds to them in any other way.

Upon payment in full of this obligation, all collateral pledged if any to secure this loan will be returned to me. When applicable all items will be released providing that the collateral is not pledged towards any other obligation(s).

SIGNATURE OF OWNER(S) OF SPECIFIC COLLATERAL. I acknowledge myself to be fully bound by the provisions of the Security Agreement portion of said Agreement which I herewith execute:


-----------------------------------     ----------------------------------

-----------------------------------     ----------------------------------
  OWNER(S) OF SPECIFIC COLLATERAL                  ADDRESS

                                                      Form MCB 88/6-30

                                MID CITY BANK CONSENT


     MID CITY BANK ("Mid City"), as payee under that certain Promissory Not(the "Note"), dated October 2, 1996, in the original principal amount of $120,00.00, made by Steer Enterprises, Inc. ("Steer") and Gregory S. Cutchall ("Cutchall"), to the order of Mid City, which Note is secured by that Security Agreement (the "Security Agreement"), dated October 2, 1996, made by Steer and Cutchall as debtor for the bemnefir of Mid City as secured part, hereby consents to the sale of the equipment describied in the Security Agreement to Austins Steaks & Saloon, Inc. and the assumption of the obligations due under the Note and the Security Agreement by Austins Steak & Saloon, Inc. Nothing herein shall release Cutchall or Steer from their obligations to Mid City under the Note of the Security Agreement. Nothing herein shall be deemed a waiver of or affect Mid City's security interest position with respect to said equipment.

                                                 MID CITY BANK\

                                                 By:  /s/ illegible
                                                    __________________

                                                 Title: President
                                                    __________________


                                        172